                                                                 EXHIBIT 4(b)(1)



            SUBSTANCE ABUSE TECHNOLOGIES, INC.         PREFERRED STOCK
                                                           SHARES
NUMBER
LU                                                     SEE REVERSE FOR
                                                       CERTAIN DEFINITIONS

                                                       CUSIP 864325 20 4
INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

       THIS CERTIFICATE IS TRANSFERABLE IN THE CITIES OF LOS ANGELES, CA
                                OR NEW YORK, NY


THIS CERTIFIES THAT


                        S  P  E  C  I  M  E  N


IS THE RECORD HOLDER OF

FULLY PAID AND NONASSESSABLE SHARES OF THE CUMULATIVE CONVERTIBLE PREFERRED STOCK, $.01 PAR VALUE, OF

                       SUBSTANCE ABUSE TECHNOLOGIES, INC.

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

   WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:


/s/ Robert W. Berend               CORPORATE              /s/ Robert M. Stutman
    SECRETARY                         SEAL                       CHAIRMAN
                                    Delaware


COUNTERSIGNED AND REGISTERED:
U.S. STOCK TRANSFER CORPORATION
TRANSFER AGENT AND REGISTRAR
BY
         AUTHORIZED SIGNATURE


COUNTERSIGNED AND REGISTERED:
REGISTRAR AND TRANSFER COMPANY
CO-TRANSFER AGENT AND REGISTRAR
BY      ISSUED IN LOS ANGELES
            AUTHORIZED OFFICER

        The Corporation will furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock of the Corporation or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation's Secretary at the principal office of the Corporation.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as through they were written out in full according to applicable laws or regulations:

        TEN COM - as tenants in common
        TEN ENT - as tenants by the entireties
         JT TEN - as joint tenants with rights of survivorship and not as tenants in common


UNIF GIFT MIN ACT - ________________________ Custodian ____________________
                              (Cust)                          (Minor)

                    under Uniform Gifts to Minors
                    Act_____________________________________________________
                                        (State)

UNIF TRP MIN ACT - _________________________Custodian (until age __________)
                            (Cust)

                   _____________________________ under Uniform Transfers
                           (Minor)

                   to Minors Act _____________________________________
                                                (State)


Additional abbreviations may also be used though not in the above list.


FOR VALUE RECEIVED, ______________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE

--------------------------------------



--------------------------------------

______________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________  shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_____________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated________________________

                                          X________________________________

                                          X________________________________

                                           NOTICE: THE SIGNATURE(S) TO THIS
                                           ASSIGNMENT MUST CORRESPOND WITH THE
                                           NAME(S) AS WRITTEN UPON THE FACE OF
                                           THE CERTIFICATE IN EVERY PARTICULAR,
                                           WITHOUT ALTERATION OR ENLARGEMENT OR
                                           ANY CHANGE WHATEVER.

Signature(s) Guaranteed


By____________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15


                                     E-61